                               POWER OF ATTORNEY

                     PHL Variable Accumulation Account

..   The Big Edge Choice(R)                               033-87376 811-08914
..   The Phoenix Edge(R) - VA
..   Phoenix Spectrum Edge(R)
..   Phoenix Spectrum Edge(R)+
..   Retirement Planner's Edge                            333-78761 811-08914
..   Freedom Edge(R)
..   Phoenix Premium Edge(R)                              333-95611 811-08914
..   Phoenix Income Choice(R)                             333-48140 811-08914
..   Phoenix Investor's Edge(R)                           333-68164 811-08914
..   Phoenix Asset Manager                                333-82912 811-08914
..   Phoenix Dimensions(R)                               333-123040 811-08914

                  PHLVIC VARIABLE ACCUMULATION ACCOUNT II

..   Phoenix Portfolio Advisor /SM/                      333-147565 811-22146

                  PHLVIC Variable Universal Life Account

..   Flex Edge Success(R)                                 333-65823 811-09065
..   The Phoenix Edge(R) - SVUL                           333-76778 811-09065
..   The Phoenix Edge(R) - VUL                            333-81458 811-09065
..   Phoenix Express VUL/SM/                             333-119916 811-09065
..   Phoenix Express VUL/SM/ 2006
..   Phoenix Benefit Choice VUL /SM/                     333-143656 811-09065
..   Phoenix Executive VUL (R)                           333-152389 811-09065
..   Phoenix Joint Edge(R) VUL                           333-149105 811-09065

                    PHL Variable Separate Account MVA1

..   Market Value Adjusted Guaranteed Interest Account    333-87218
    Annuity
..   Phoenix Foundations Equity Index Annuity            333-132399

   The undersigned, being a Director of PHL Variable Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by PHL Variable Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 12th day of March, 2009.


                                                  /s/ Philip K. Polkinghorn
                                                  ------------------------------
                                                  Philip K. Polkinghorn

                               POWER OF ATTORNEY

                     PHL Variable Accumulation Account

..   The Big Edge Choice(R)                               033-87376 811-08914
..   The Phoenix Edge(R) - VA
..   Phoenix Spectrum Edge(R)
..   Phoenix Spectrum Edge(R)+
..   Retirement Planner's Edge                            333-78761 811-08914
..   Freedom Edge(R)
..   Phoenix Premium Edge(R)                              333-95611 811-08914
..   Phoenix Income Choice(R)                             333-48140 811-08914
..   Phoenix Investor's Edge(R)                           333-68164 811-08914
..   Phoenix Asset Manager                                333-82912 811-08914
..   Phoenix Dimensions(R)                               333-123040 811-08914

                  PHLVIC VARIABLE ACCUMULATION ACCOUNT II

..   Phoenix Portfolio Advisor /SM/                      333-147565 811-22146

                  PHLVIC Variable Universal Life Account

..   Flex Edge Success(R)                                 333-65823 811-09065
..   The Phoenix Edge(R) - SVUL                           333-76778 811-09065
..   The Phoenix Edge(R) - VUL                            333-81458 811-09065
..   Phoenix Express VUL/SM/                             333-119916 811-09065
..   Phoenix Express VUL/SM/ 2006
..   Phoenix Benefit Choice VUL /SM/                     333-143656 811-09065
..   Phoenix Executive VUL (R)                           333-152389 811-09065
..   Phoenix Joint Edge(R) VUL                           333-149105 811-09065

                    PHL Variable Separate Account MVA1

..   Market Value Adjusted Guaranteed Interest Account    333-87218
    Annuity
..   Phoenix Foundations Equity Index Annuity            333-132399

   The undersigned, being a Director of PHL Variable Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by PHL Variable Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 12th day of March, 2009.


                                                  /s/ James D. Wehr
                                                  ------------------------------
                                                  James D. Wehr

                               POWER OF ATTORNEY

                     PHL Variable Accumulation Account

..   The Big Edge Choice(R)                               033-87376 811-08914
..   The Phoenix Edge(R) - VA
..   Phoenix Spectrum Edge(R)
..   Phoenix Spectrum Edge(R)+
..   Retirement Planner's Edge                            333-78761 811-08914
..   Freedom Edge(R)
..   Phoenix Premium Edge(R)                              333-95611 811-08914
..   Phoenix Income Choice(R)                             333-48140 811-08914
..   Phoenix Investor's Edge(R)                           333-68164 811-08914
..   Phoenix Asset Manager                                333-82912 811-08914
..   Phoenix Dimensions(R)                               333-123040 811-08914

                  PHLVIC VARIABLE ACCUMULATION ACCOUNT II

..   Phoenix Portfolio Advisor /SM/                      333-147565 811-22146

                  PHLVIC Variable Universal Life Account

..   Flex Edge Success(R)                                 333-65823 811-09065
..   The Phoenix Edge(R) - SVUL                           333-76778 811-09065
..   The Phoenix Edge(R) - VUL                            333-81458 811-09065
..   Phoenix Express VUL/SM/                             333-119916 811-09065
..   Phoenix Express VUL/SM/ 2006
..   Phoenix Benefit Choice VUL /SM/                     333-143656 811-09065
..   Phoenix Executive VUL (R)                           333-152389 811-09065
..   Phoenix Joint Edge(R) VUL                           333-149105 811-09065

                    PHL Variable Separate Account MVA1

..   Market Value Adjusted Guaranteed Interest Account    333-87218
    Annuity
..   Phoenix Foundations Equity Index Annuity            333-132399

   The undersigned, being a Director of PHL Variable Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by PHL Variable Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 12th day of March, 2009.


                                                  /s/ Christopher M. Wilkos
                                                  ------------------------------
                                                  Christopher M. Wilkos

                               POWER OF ATTORNEY

                     PHL Variable Accumulation Account

..   The Big Edge Choice(R)                               033-87376 811-08914
..   The Phoenix Edge(R) - VA
..   Phoenix Spectrum Edge(R)
..   Phoenix Spectrum Edge(R)+
..   Retirement Planner's Edge                            333-78761 811-08914
..   Freedom Edge(R)
..   Phoenix Premium Edge(R)                              333-95611 811-08914
..   Phoenix Income Choice(R)                             333-48140 811-08914
..   Phoenix Investor's Edge(R)                           333-68164 811-08914
..   Phoenix Asset Manager                                333-82912 811-08914
..   Phoenix Dimensions(R)                               333-123040 811-08914

                  PHLVIC VARIABLE ACCUMULATION ACCOUNT II

..   Phoenix Portfolio Advisor /SM/                      333-147565 811-22146

                  PHLVIC Variable Universal Life Account

..   Flex Edge Success(R)                                 333-65823 811-09065
..   The Phoenix Edge(R) - SVUL                           333-76778 811-09065
..   The Phoenix Edge(R) - VUL                            333-81458 811-09065
..   Phoenix Express VUL/SM/                             333-119916 811-09065
..   Phoenix Express VUL/SM/ 2006
..   Phoenix Benefit Choice VUL /SM/                     333-143656 811-09065
..   Phoenix Executive VUL (R)                           333-152389 811-09065
..   Phoenix Joint Edge(R) VUL                           333-149105 811-09065

                    PHL Variable Separate Account MVA1

..   Market Value Adjusted Guaranteed Interest Account    333-87218
    Annuity
..   Phoenix Foundations Equity Index Annuity            333-132399

   The undersigned, being the President of PHL Variable Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by PHL Variable Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer the President of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 12th day of March, 2009.


                                                  /s/ Philip K. Polkinghorn
                                                  ------------------------------
                                                  Philip K. Polkinghorn

                               POWER OF ATTORNEY

                     PHL Variable Accumulation Account

..   The Big Edge Choice(R)                               033-87376 811-08914
..   The Phoenix Edge(R) - VA
..   Phoenix Spectrum Edge(R)
..   Phoenix Spectrum Edge(R)+
..   Retirement Planner's Edge                            333-78761 811-08914
..   Freedom Edge(R)
..   Phoenix Premium Edge(R)                              333-95611 811-08914
..   Phoenix Income Choice(R)                             333-48140 811-08914
..   Phoenix Investor's Edge(R)                           333-68164 811-08914
..   Phoenix Asset Manager                                333-82912 811-08914
..   Phoenix Dimensions(R)                               333-123040 811-08914

                  PHLVIC VARIABLE ACCUMULATION ACCOUNT II

..   Phoenix Portfolio Advisor /SM/                      333-147565 811-22146

                  PHLVIC Variable Universal Life Account

..   Flex Edge Success(R)                                 333-65823 811-09065
..   The Phoenix Edge(R) - SVUL                           333-76778 811-09065
..   The Phoenix Edge(R) - VUL                            333-81458 811-09065
..   Phoenix Express VUL/SM/                             333-119916 811-09065
..   Phoenix Express VUL/SM/ 2006
..   Phoenix Benefit Choice VUL /SM/                     333-143656 811-09065
..   Phoenix Executive VUL (R)                           333-152389 811-09065
..   Phoenix Joint Edge(R) VUL                           333-149105 811-09065

                    PHL Variable Separate Account MVA1

..   Market Value Adjusted Guaranteed Interest Account    333-87218
    Annuity
..   Phoenix Foundations Equity Index Annuity            333-132399

   The undersigned, being the Chief Financial Officer of PHL Variable Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by PHL Variable Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer the Chief Financial Officer of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 12th day of March, 2009.


                                                  /s/ Peter A. Hofmann
                                                  ------------------------------
                                                  Peter A. Hofmann

                               POWER OF ATTORNEY

                     PHL Variable Accumulation Account

..   The Big Edge Choice(R)                               033-87376 811-08914
..   The Phoenix Edge(R) - VA
..   Phoenix Spectrum Edge(R)
..   Phoenix Spectrum Edge(R)+
..   Retirement Planner's Edge                            333-78761 811-08914
..   Freedom Edge(R)
..   Phoenix Premium Edge(R)                              333-95611 811-08914
..   Phoenix Income Choice(R)                             333-48140 811-08914
..   Phoenix Investor's Edge(R)                           333-68164 811-08914
..   Phoenix Asset Manager                                333-82912 811-08914
..   Phoenix Dimensions(R)                               333-123040 811-08914

                  PHLVIC VARIABLE ACCUMULATION ACCOUNT II

..   Phoenix Portfolio Advisor /SM/                      333-147565 811-22146

                  PHLVIC Variable Universal Life Account

..   Flex Edge Success(R)                                 333-65823 811-09065
..   The Phoenix Edge(R) - SVUL                           333-76778 811-09065
..   The Phoenix Edge(R) - VUL                            333-81458 811-09065
..   Phoenix Express VUL/SM/                             333-119916 811-09065
..   Phoenix Express VUL/SM/ 2006
..   Phoenix Benefit Choice VUL /SM/                     333-143656 811-09065
..   Phoenix Executive VUL (R)                           333-152389 811-09065
..   Phoenix Joint Edge(R) VUL                           333-149105 811-09065

                    PHL Variable Separate Account MVA1

..   Market Value Adjusted Guaranteed Interest Account    333-87218
    Annuity
..   Phoenix Foundations Equity Index Annuity            333-132399

   The undersigned, being the Chief Accounting Officer of PHL Variable Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by PHL Variable Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer the Chief Accounting Officer of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 12th day of March, 2009.


                                                  /s/ David R. Pellerin
                                                  ------------------------------
                                                  David R. Pellerin